Exhibit 99.1

The First Bancshares, Inc. Completes Acquisition of Beach Bancorp, Inc.

HATTIESBURG, Miss.--(BUSINESS WIRE)--August 1, 2022--The First Bancshares, Inc. (NASDAQ: FBMS) (“First Bancshares” or the “Company”), the holding company for The First Bank (“The First”), announced today that it has completed its acquisition of Beach Bancorp, Inc. (“BBI”). Following completion of the acquisition, BBI’s subsidiary bank, Beach Bank was merged with The First, with The First as the surviving bank. This transaction has furthered the Company’s regional expansion plan by adding market share in Northwest Florida and acquiring a foothold in the Tampa market.

Pursuant to the terms of the merger agreement, holders of BBI common or preferred stock will receive 0.1711 of a share of Company common stock (the “Exchange Ratio”) (subject to the payment of cash in lieu of fractional shares) for each share of BBI common or preferred stock held immediately prior to the effective time. Each share of Company common stock outstanding immediately prior to the merger remained outstanding and was unaffected by the merger. Also, at the effective time of the merger, all stock options awarded under the BBI equity plans were converted automatically into an option to purchase shares of Company common stock on the same terms and conditions as applicable to each such BBI option as in effect immediately prior to the effective time, with the number of shares underlying each such option and the applicable exercise price adjusted based on the Exchange Ratio.

As a result of the merger, the combined Company now has approximately $6.7 billion in total assets, $5.8 billion in total deposits and $3.6 billion in total loans. The Company also now has 97 locations in Mississippi, Louisiana, Alabama, Florida, and Georgia.

About The First Bancshares, Inc.

The First Bancshares, Inc., headquartered in Hattiesburg, Mississippi, is the parent company of The First Bank. Founded in 1996, the First has operations in Mississippi, Louisiana, Alabama, Florida, and Georgia. The Company’s stock is traded on the NASDAQ Global Market under the symbol FBMS. Additional information is available on the Company’s website: www.thefirstbank.com.

Cautionary Statements Regarding Forward-Looking Information.

This current report on Form 8-K and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential,” “positioned” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risk and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations; (3) interest rate risk; (4) changes in applicable laws, rules, or regulations; (5) risks related to the Company’s recently completed and pending acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (6) changes in management’s plans for the future; (7) credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values, or competition; (8) changes in accounting principles, policies, or guidelines; (9) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic and related variants; (10) the continued impact of the COVID-19 pandemic and related variants on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; (11) higher inflation and its impacts; (12) the effects of war or other conflicts including the impacts relating to or resulting from Russia’s military action in Ukraine; and (13) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services.

Statements about the potential effects of the COVID-19 pandemic and related variants on the Company’s assets, business, liquidity, financial condition, prospects, and results of operations may constitute forward-looking statements and are subject to the risks that the actual effects may differ, possibly materially, from what is reflected in these forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the depth, dispersion and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on customers, employees, third parties and the Company.

Risks relating to the proposed Beach Bancorp, Inc. merger (the “Beach Merger”) and the Heritage Southeast Bancorporation, Inc. merger (the “Heritage Merger”, and together with the Beach Merger, the “Mergers”) include, without limitation, (1) the risk that the cost savings and any revenue synergies from the Mergers may not be realized or take longer than anticipated to be realized, (2) disruption from the Mergers with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Heritage Merger, (4) the risk of successful integration of Beach Bancorp, Inc. and Heritage Southeast Bancorporation, Inc. into the Company, (5) the failure to obtain the necessary approval by the shareholders of the Company and Heritage Southeast Bancorporation, Inc. in respect to the Heritage Merger, (6) the amount of the costs, fees, expenses and charges related to the Heritage Merger, (7) the ability by the Company to obtain required governmental approvals in respect of the Heritage Merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Mergers, (9) the failure of the closing conditions in the definitive agreements in respect of the Heritage Merger to be satisfied, or any unexpected delay in closing of the Heritage Merger, (10) the risk that the integration of the operations of each of Beach Bancorp, Inc. and Heritage Southeast Bancorporation, Inc. into the operations of the Company will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Heritage Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by the Company’s issuance of additional shares of its common stock in the Heritage Merger, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other documents subsequently filed by the Company with the SEC. Consequently, no forward-looking statement can be guaranteed.

These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website, http://www.sec.gov. Undue reliance should not be placed on forward-looking statements. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Contacts

For additional information, contact:
M. Ray “Hoppy” Cole, Jr.
Vice Chairman, President and Chief Executive Officer

Dee Dee Lowery
Chief Financial Officer
(601) 268-8998